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                                                                                              Exhibit 21
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant

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      At February 28, 1999, the Registrant owned the following companies:

                                                                          STATE OR         REGISTRANT'S
                                                                      JURISDICTION OF       PERCENT OF
                               NAME                                    INCORPORATION         OWNERSHIP
----------------------------------------------------------------------------------------------------------

    Thermo Instrument Systems Inc.                                        Delaware            85.40**
        Analytical Instrument Development, Inc.                         Pennsylvania            100
        Eberline Instrument Company Limited                            United Kingdom           100
        Eberline Instrument Corporation                                  New Mexico             100
        Epsilon Industrial Inc.                                            Texas                100
        ESM Eberline Instruments Strahlen - und Umweltmesstechnik         Germany               100
        GmbH
        Fisons Instruments Vertriebs GmbH                                 Germany               100
        Gas Tech Inc.                                                    California             100
           Gas Tech Australia, Pty. Ltd.                                 Australia              50*
           Gas Tech Partnership                                          California             50*
           Gastech Instruments Canada Ltd.                                 Canada               100
        Life Sciences International Limited                            United Kingdom           100
           Comdata Services Limited                                       England               100
               Lipshaw Limited                                            England               100
               Luckham Limited                                            England               100
               Phicom Limited                                             England               100
               Shandon Scientific Limited                                 England               100
               Southions Investments Limited                              England               100
               Sungei Puntar Rubber Estate Limited                        England               100
               Westions Limited                                           England               100
               Whale Scientific Limited                                   England               100
           Helmet Securities Limited                                      England               100
               Life Sciences International GmbH                           Germany               100
               Life Sciences International Kft                            Hungary               100
               Life Sciences International, Inc.                        Pennsylvania            100
                  LSI (US) Inc.                                           Delaware              100
               LSI North America Service Inc.                             Delaware              100
               Life Sciences International Holdings BV                  Netherlands             100
                  Life Sciences International (Poland) SP z O.O            Poland               100
           Angila Scientific Instruments Limited                          England               100
           Britlowes Limited                                              England               100
           Commendstar Limited                                            England               100
           Consumer & Video Holdings Limited                              England               100
               Video Communications Limited                               England               100
           Greensecure Projects Limited                                   England               100
           Labsystems Europe GA                                            Spain                100
           Labsystems Ges mbH                                             Austria               100
           Omnigene Limited                                               England              58.50
           Shandon Southern Instruments Limited                           England               100
           Shenbridge Limited                                             England               100
           Southern Instruments Holdings Limited                          England               100

        Metrika Systems Corporation                                        Delaware            67.49**
        (additionally, 8.11%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Radiometrie RM GmbH                                             Germany               100
           Eberline Radiometrie S.A.                                        France               100
           Gamma-Metrics                                                  California             100
           MF Physics Corporation                                          Delaware              100
           Radiometrie Corporation                                         Delaware              100
               DMC Mess & Regeltechnik GmbH                                Germany               100
           Radiometrie U.S.A., Inc.                                       California             100
           Radiometrie Limited                                          United Kingdom               100
        National Nuclear Corporation                                      California             100
           Thermo Nucleonics LLC                                           Delaware              51
           (additionally, 49% of the shares are owned
           directly by TBA Nucleonics Holding Corporation)
        ONIX Systems Inc.                                                  Delaware            80.31**
        (additionally, 0.73% of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Brandt Instruments, Inc.                                        Delaware              100
           CAC Inc.                                                        Delaware              100
               Flow Automation Inc.                                         Texas                100
               Lots 82 and 83, Inc.                                       Louisiana              100
               Mid-South Power Systems, Inc.                              Louisiana              100
               Mid-South Controls & Services, Inc.                        Louisiana              100
               Thermo Instrument Controls de Mexico, S.A. de C.V.           Mexico               100
               (1% of which shares are owned directly
               by ONIX Systems Inc.)
           ONIX Process Analysis Inc.                                       Texas                100
           OnIX Holdings Limited                                           England               100
               CAC UK Limited                                         England and Wales          100
               ONIX Measurement Limited                               England and Wales          100
                  Peek Environmental Limited                          England and Wales          100
                  Sarasota Data Products Limited                      England and Wales          100
                  Sarasota Instrumentation Limited                    England and Wales          100
               VG Gas Analysis Limited                                England and Wales          100
           Polysonics, Inc.                                                 Texas                100
           TN Spectrace Europe B.V.                                      Netherlands             100
           TN Technologies Inc.                                             Texas                100
               Kay-Ray/Sensall, Inc.                                       Delaware              100
               TN Technologies Canada Inc.                                  Canada               100
           Westronics Inc.                                                  Texas                100
        Optek-Nicolet Holdings Inc.                                       Wisconsin              100
           Thermo Optek Corporation                                        Delaware            92.70**
           (additionally, 2.01%** of the shares are owned
           directly by The Thermo Electron Companies Inc.)
               Diametrix Detectors, Inc.                                   Delaware              100
               FI Instruments Inc.                                         Delaware              100
               Gebrueder Haake GmbH                                        Germany               100

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                  RHEO S.A.                                                 France               100
                  SWO Polymertechnik GmbH                                  Germany               100
               HB Instruments Inc.                                         Delaware              100
               Scintag, Inc.                                              California             100
               Spectronic Instruments, Inc.                                Delaware              100
                  SLM International Inc.                                   Illinois              100
               Thermo Jarrell Ash Corporation                           Massachusetts            100
                  A.R.L. Applied Research Laboratories S.A.              Switzerland             100
                      Fisons Instruments (Proprietary) Limited           South Africa            100
                      Thermo Optek Wissenschaftliche Gerate GesmbH         Austria               100
                  Baird De Brazil Representacoes Ltda.                      Brazil               100
                  Beijing Baird Analytical Instrument Technology            China                100
                  Co. Limited
               Cahn Instrument Corporation                                Wisconsin              100
                  Mattson Instruments Limited                           United Kingdom           100
                  Thermo Optek Limited                                  United Kingdom           100
                      Norlab Instrument of Aberdeen (UK)                United Kingdom           100
                      Thermo Elemental Limited                          United Kingdom           100
                      Unicam Limited                                    United Kingdom           100
                          Unicam Export Limited                         United Kingdom           100
                  Unicam Analytical Technology Netherlands B.V.          Netherlands             100
                  Unicam Italia SpA                                         Italy                100
                  Unicam S.A.                                              Belgium               100
               Thermo Optek Nordic AB                                       Sweden               100
               Nicolet Instrument Corporation                             Wisconsin              100
                  Nicolet Japan K.K.                                        Japan                100
                  Spectra-Tech, Inc.                                      Wisconsin              100
                  Spectra-Tech, Europe Limited                          United Kingdom           100
               Nicolet Instrument GmbH                                     Germany               100
               Optek Securities Corporation                             Massachusetts            100
               Planweld Holding Limited                                 United Kingdom           100
                  Nicolet Instrument Limited                            United Kingdom           100
                      Hilger Analytical Limited                         United Kingdom           100
                  Thermo Electron Limited                               United Kingdom           100
               Thermo Instrument Systems Japan Holdings, Inc.              Delaware              100
                  Nippon Jarrell-Ash Company, Ltd.                          Japan                100
               Thermo Instruments (Canada) Inc.                             Canada               100
                  Fisons Instruments Inc.                                   Canada               100
                  Unicam Analytical Inc.                                    Canada               100
               Thermo Optek France S.A.                                     France               100
               Thermo Optek Holding B.V.                                 Netherlands             100
                  Baird Europe B.V.                                      Netherlands             100
                      Baird France S.A.R.L.                                 France               100
               VG Systems Limited                                       United Kingdom           100
               VG Elemental Limited                                     United Kingdom           100
               Thermo Group B.V.                                         Netherlands             100
               Thermo Optek Materials Analysis (S.E.A.) Pte Limited       Singapore              100

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           ThermoSpectra Corporation                                       Delaware            82.45**
           (additionally, 9.73%** of the shares are owned
           directly by The Thermo Electron Companies Inc.)
               Gould Instrument Systems, Inc.                                Ohio                100
               Kevex Instruments Inc.                                      Delaware              100
               Kevex X-Ray Inc.                                            Delaware              100
               Neslab Instruments Europa BV                              Netherlands             100
               Neslab Instruments, Inc.                                 New Hampshire            100
               Neslab Instruments Limited                                  England               100
               Nicolet Instrument Technologies Inc.                       Wisconsin              100
               NORAN Instruments Inc.                                     Wisconsin              100
               ThermoMicroscopes Corp.                                    California             100
                  ThermoMicroscopes S.A.                                 Switzerland             100
                  PSI Virgin Islands Incorporated                    U.S. Virgin Islands         100
               Sierra Research and Technology, Inc.                        Delaware              100
               ThermoSpectra  B.V.                                       Netherlands             100
                  Nicolet Technologies B.V.                              Netherlands             100
                      Bakker Electronics Limited                        United Kingdom           100
                  NORAN Instruments B.V.                                 Netherlands             100
               ThermoSpectra GmbH                                          Germany               100
                  Gould Nicolet Messtechnik GmbH                           Germany               100
                      NORAN Instruments GmbH                               Germany               100
                  ThermoMicroscopes GmbH                                   Germany               100
               ThermoSpectra Limited                                    United Kingdom           100
                  Nicolet Technologies Ltd.                             United Kingdom           100
               ThermoSpectra S.A.                                           France               100
                  Nicolet Technologies S.A.R.L.                             France               100
        Spectrace Instruments Inc.                                        California             100
        TMO THI Acquisition Corp.                                          Delaware              100
        Thermo Electron Sweden Forvaltning AB                               Sweden               100
        Quest-Finnigan Holdings Inc.                                       Virginia              100
        Quest-TSP Holdings Inc.                                            Delaware              100
           ThermoQuest Corporation                                         Delaware            89.31**
           (43.9%** of which shares are owned directly by
           Quest-Finnigan Holdings Inc.) (additionally, 0.31% of
           the shares are owned directly by The Thermo Electron
           Companies Inc.)
               Denley Instruments Limited                                  England               100
               E-C Apparatus Limited                                       England               100
               Finnigan FT/MS Inc.                                         Delaware              100
               Finnigan Corporation                                        Delaware              100
                  Finnigan Instruments, Inc.                               New York              100
                  Finnigan International Sales, Inc.                      California             100
                  Finnigan MAT China, Inc.                                California             100
                  Finnigan MAT (Delaware), Inc.                            Delaware              100
                  Finnigan MAT Instruments, Inc.                            Nevada               100
                  Finnigan MAT International Sales, Inc.                  California             100
                  Finnigan MAT (Nevada), Inc.                               Nevada               100
                      Finnigan MAT GmbH                                    Germany               100

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                          ThermoQuest Analytische Systeme GmbH             Germany               100
                      Finnigan MAT S.R.L.                                   Italy                100
                          Thermo Separation Products S.R.L.                 Italy                100
                      Masslab Limited                                   United Kingdom           100
                      Thermo Instruments Australia Pty. Limited           Australia              100
                      ThermoQuest Ltd.                                  United Kingdom           100
                          Finnigan MAT Ltd.                             United Kingdom           100
                             ThermoQuest AB                                 Sweden               100
                          Thermo Separation Products Ltd.               United Kingdom           100
                  Finnigan Properties, Inc.                               California             100
               Forma Scientific, Inc.                                      Delaware              100
                  Forma Ohio Inc.                                            Ohio                100
                  International Equipment Company                          Delaware              100
                      International Equipment Company Limited              England               100
                  Savant Instruments, Inc.                                 New York              100
               Forma Scientific Limited                                    England               100
               Hypersil Inc.                                               Delaware              100
               Hypersil Limited                                            England               100
               Life Sciences International (Hong Kong) Limited            Hong Kong              100
               Life Sciences International, Inc.                         Pennsylvania            100
               Life Sciences (Europe) Limited                              England               100
                  Life Sciences International (UK) Limited                 England               100
                      Kenbury Limited                                      England               100
               Savant Instruments Limited                                  England               100
               ThermoQuest B.V.                                          Netherlands             100
                  Thermo Separation Products B.V.                        Netherlands             100
                      Thermo Separation Products B.V. B.A.                 Belgium               100
               ThermoQuest France S.A.                                      France               100
                  Finnigan Automass S.A.                                    France               100
                  Finnigan MAT S.A.R.L.                                     France               100
                  Thermo Separation Products S.A.                           France               100
               ThermoQuest Italia S.p.A.                                    Italy                100
               ThermoQuest Spain S.A.                                       Spain                100
               ThermoQuest Wissenschaftliche Gerate GmbH                   Austria               100
               Thermo Separation Products AG                             Switzerland             100
               Thermo Separation Products Inc.                             Delaware              100
               ThermoQuest K.K.                                             Japan                100
        RealFlex Systems Inc.                                               Texas                100
        SID Instruments Inc.                                               Delaware              100
           FI S.A.                                                          France               100
           Fisons Instruments BV                                         Netherlands             100
           Fisons Instruments NV                                           Belgium               100
           Fisons Instruments K.K.                                          Japan                100
           NK Instruments Inc.                                             Delaware              100
           Thermo Capillary Electrophoresis Inc.                           Delaware              100
           Thermo Haake Ltd.                                            United Kingdom           100
           Thermo Haake (U.K.) Limited                                  United Kingdom           100
           Thermo Instrumentos Cientificos S.A.                             Spain                100
        Tera Systemes

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        Thermo BioAnalysis Corporation                                      Delaware           61.98**
        (4.1%** of which shares are owned directly by
        Quest-TSP Holdings Inc. and 1.8% of which shares
        are owned directly by Quest-Finnigan Holdings Inc.
        Additionally, 21.75%** of the shares are owned directly by
        The Thermo Electron Companies Inc.)
           BioStar, Inc.                                                    Delaware             100
           Data Medical Associates, Inc.                                     Texas               100
               DMA Latinoamerica S.A. de C.V.                                Mexico              50
           Denley Instruments Inc.                                       North Carolina          100
           Fastighets AB Skrubba                                             Sweden              100
           Dynex Technologies spol. s.r.o.                               Czech Republic          100
           DYNEX Technologies (Asia) Inc.                                   Delaware             100
           DYNEX Technologies Inc.                                          Virginia             100
               DYNEX Technologies GmbH                                      Germany              100
           Hybaid Limited                                                   England              100
               Hybaid BV                                                  Netherlands            100
           Thermo Labsystems B.V.                                         Netherlands            100
           Labsystems Inc.                                                  Delaware             100
           Thermo BioAnalysis Japan K.K.                                     Japan               100
           Labsystems OY                                                    Finland              100
               Biosystems OY                                                Finland              100
               Labsystems (Hong Kong) Limited                              Hong Kong             99
               Life Sciences International (Hong Kong) Limited             Hong Kong             99
               Labsystems BTD                                                China              32.50
               Labsystems LHD                                                China               100
               Labsystems Lenpipette                                         Russia              95
               Labsystems Pakistan (Private) Ltd                            Pakistan            33.50
           Labsystems Sweden AB                                              Sweden              100
           Labsystems (UK) Limited                                          England              100
           Life Sciences International SNC                                   France              100
               Shandon SA                                                    France              100
               Shandon (France) SA                                           France              100
           Shandon Scientific Limited                                    United Kingdom          100
               Anglia Scientific Instruments Limited                     United Kingdom          100
               Shandon Southern Instruments Limited                      United Kingdom          100
               Life Sciences International (Benelux) B.V.                 Netherlands            100
           Shandon Inc.                                                   Pennsylvania           100
               E-C Apparatus Corporation                                    Florida              100
               Whale Scientific Corporation                                 Colorado             100
               ALKO Diagnostic Corporation                               Massachusetts           100
           TBA Nucleonics Holding Corporation                               Delaware             100
             Thermo Nucleonics LLC                                          Delaware             49
           TBA Securities Corporation                                    Massachusetts           100
           Shandon GmbH                                                     Germany              100
           Thermo BioAnalysis GmbH                                          Germany              100

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               Hybaid GmbH                                                  Germany              100
                  Angewandte Gentechnologie Systems GmbH                    Germany              100
               Labsystems GmbH                                              Germany              100
               Thermo LabSystems Vertriebs GmbH                             Germany              100
           Thermo BioAnalysis (Guernsey) Ltd.                           Channel Islands          100
           Thermo BioAnalysis Holdings, Limited                          United Kingdom          100
               Thermo Fast U.K. Limited                                  United Kingdom          100
               Dynex Technologies Limited                                United Kingdom          100
               Thermo BioAnalysis Limited                                United Kingdom          100
               Thermo LabSystems Limited                                 United Kingdom          100
           Thermo BioAnalysis S.A.                                           France              100
               Thermo LabSystems S.A.R.L.                                    France              100
               Labsystems S.A.R.L.                                           France              100
           Thermo LabSystems (Australia) Pty Limited                       Australia             100
           Thermo LabSystems Inc.                                        Massachusetts           100
           BioAnalysis LabSystems, S.A.                                      Spain               100
           Trace Scientific Limited                                        Australia             100
               Trace BioSciences Ltd.                                      Australia             100
               Trace BioSciences NZ Limited                               New Zealand            99
               Trace America, Inc.                                          Florida              100
               Herbos Dijaganosticka                                        Croatia              50
               Shanghai Long March Chiron Trace Medical Science Co.               China          22
               Ltd.
        Thermo Environmental Instruments Inc.                              California            100
           Andersen Instruments Inc.                                        Delaware             100
               Andersen Instruments Limited                              United Kingdom          100
           MIE Corporation                                               Massachusetts           100
        Thermo Instruments do Brasil Ltda.                                   Brazil              100
        (1% of which shares are owned directly
        by Thermo Jarrell Ash Corporation)
        Van Hengel Holding B.V.                                           Netherlands            100
           Thermo Instrument Systems B.V.                                 Netherlands            100
               Euroglas B.V.                                              Netherlands            100
               Mesure de Traces                                           Netherlands            100
               ThIS Automation B.V.                                       Netherlands            100
               This Analytical B.V.                                       Netherlands            100
               This Gas Analysis B.V.                                     Netherlands
               This Lab Systems B.V.                                      Netherlands            100
               This Scientific B.V.                                       Netherlands            100
           Thermo Instruments GmbH                                          Germany              100
           Thermo Jarrell Ash, S.A.                                          Spain               100
        Thermo Vision Corporation                                           Delaware           78.27**
        (additionally, 1.27%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           CID Technologies Inc.                                            New York             100
           Centro Vision Inc.                                               Delaware             100
           Hilger Crystals Limited                                       United Kingdom          100
           Laser Science, Inc.                                              Delaware             100
           Oriel Instruments Corporation                                    Delaware             100
           Thermo Vision Opticon Corporation                                Delaware             100

* Joint Venture/Partnership                         ** As of January 2, 1999

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